                                                                   Exhibit 10.42

                             SHARE ESCROW AGREEMENT

                                 March 30, 1999
                                 --------------

         The parties to this agreement are (i) MedSource Technologies, Inc., a Delaware corporation (the "Company"), (ii) the stockholders of the Company named on Schedule A to this agreement (collectively, the "Stockholders"), (iii) J. H. Whitney III, L.P., a Delaware limited partnership ("J. H. Whitney"), and Whitney Strategic Partners III, L.P., a Delaware limited partnership (together with J.
H. Whitney, the "Investors"), and (iv) Parker Chapin Flattau & Klimpl, LLP, a limited liability partnership (the "Escrow Agent").

         The Stockholders, the Investors and the Company are entering into a share transfer agreement dated this date (the "Share Transfer Agreement") pursuant to which the Stockholders have agreed to deposit with the Escrow Agent certain shares of the capital stock of the Company to be held and disposed of pursuant to the terms of this agreement.

         It is therefore agreed as follows:

         1.    Deposit of Escrow Shares.

         (a) Simultaneously with the execution of this agreement, each of the Stockholders is delivering to the Escrow Agent a certificate or certificates representing the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), set forth opposite that Stockholder's name on Schedule A to this agreement, together with duly executed, undated, blank stock transfer powers with respect thereto (together with all dividends, payments, earnings, proceeds or other distributions (collectively, "Proceeds") in respect thereof or in respect of such Proceeds, the "Escrow Shares"), and the Escrow Agent hereby acknowledges receipt thereof. The Escrow Agent shall hold in accordance with the terms of this agreement the Escrow Shares and shall not release the Escrow Shares except in accordance with this agreement. The Stockholders shall have the right to vote or give consents with respect to the Escrow Shares on all matters at all times prior to delivery of any such Escrow Shares to the Investors pursuant to this agreement.

         (b) The Escrow Agent shall receive any funds paid as dividends or otherwise in respect of the Escrow Shares and shall deposit such funds in an interest bearing money market account in a New York City commercial bank or shall otherwise invest such funds as jointly directed by a majority in interest of the Investors and a majority in interest of the Stockholders.

         2.    Release of Escrow Shares.

         (a) If at any time the Escrow Agent receives a written statement purporting to be signed by a majority in interest of the Investors (an "Investor Delivery Statement") and stating:

               (i) that, in accordance with the Share Transfer Agreement, the Investors are entitled to a number/amount of Escrow Shares (and/or any amount of funds held in connection with the Escrow Shares); and

               (ii) the aggregate number/amount of Escrow Shares to which the Investors are entitled;

then the Escrow Agent shall forthwith deliver a copy of the Investor Delivery Statement to the Stockholders. If, within 15 days after delivery of the Investor Delivery Statement to the Stockholders, the Escrow Agent receives a written objection to the Investor Delivery Statement purporting to be signed by Stockholders owning at least 50% of the Escrow Shares, then the provisions of section 4 shall apply. If the Escrow Agent does not receive such a written objection within that 15-day period, then the Escrow Agent shall promptly deliver the stock certificates representing the Escrow Shares and shall make arrangements for the Company to prepare stock certificates registered in the respective names of the Investors and the Stockholders, as applicable, in accordance with section 3, for the aggregate number of Escrow Shares specified in the Investor Delivery Statement and, after receipt from the Company, shall promptly (i) transfer to the Investors the number/amount of Escrow Shares, including, without limitation, the funds, specified in the Investor Delivery Statement and shall deliver to the Investors the certificates registered in the names of the Investors, as set forth above in this section 2(a) and (ii) transfer to the Stockholders the balance, if any, of such Escrow Shares, including, without limitation, any funds, and deliver to the Stockholders the certificates, if any, registered in the names of the Stockholders, as set forth above in this section 2(a).

         (b) If at any time the Escrow Agent receives a written statement purporting to be signed by Stockholders owning at least 50% of the Escrow Shares (a "Stockholder Delivery Statement") and stating that, in accordance with the Share Transfer Agreement (whether pursuant to section 1 or section 2 of the Share Transfer Agreement), the Stockholders are entitled to any or all of the Escrow Shares (and any funds held in connection herewith), then the Escrow Agent shall forthwith deliver a copy of the Stockholder Delivery Statement to the Investors. If, within 15 days after delivery of the Stockholder Delivery Statement to the Investors, the Escrow Agent receives a written objection to the Stockholder Delivery Statement purporting to be signed by the Threshold Investors, then the provisions of section 4 shall apply. If the Escrow Agent does not receive such a written objection within that 15-day period, then the Escrow Agent shall promptly transfer the Escrow Shares and such funds to the Stockholders and deliver each stock certificate registered in the name of a Stockholder (and/or the funds) to such

Stockholder. The parties acknowledge that the Stockholders may be entitled to deliver a Stockholder Delivery Statement pursuant to either section 1 or section 2 of the Share Transfer Agreement.

         3. Proportional Delivery of Shares. In each case where shares are required to be delivered to the Investors or Stockholders pursuant to this agreement, such shares shall be delivered (i) if to the Investors, in the percentages set forth on Schedule A opposite each Investor's respective name thereon, as such Schedule may be modified from time to time by notice to the Stockholders and the Escrow Agent from the a majority in interest of the Investors, and (ii) if to the Stockholders, in the percentages set forth on Schedule B opposite each Stockholder's respective name thereon. Upon delivery to the Company of certificates representing such shares, the Company shall (i) cooperate with the Escrow Agent to reissue certificates in accordance with the foregoing, (ii) reissue certificates with respect to any remaining shares in the names of the original owners, and (iii) deliver all such certificates to the Escrow Agent. In the event any delivery of Escrow Shares shall include shares, cash and/or other assets (collectively the "Assets"), each Investor and/or Stockholder entitled to such Escrow Shares (the "Subject Shares"), shall receive Assets in all such categories, and the proportion that each category of the Assets to be delivered to each such Investor and/or Stockholder bears to all the Assets to be delivered to such Investor and/or Stockholder shall equal the proportion that such category of Assets to be delivered to each other Investor and/or Stockholder entitled to receive Subject Shares bears to all the Assets to be delivered to such other Investor and/or Stockholder.

         4.    Conflicting Demands.

         (a) If conflicting or adverse claims or demands are made or notices are served upon the Escrow Agent with respect to the escrow provided for herein, the Escrow Agents shall be entitled to refuse to comply with any such claim or demand and to withhold and stop all further performance of this escrow so long as such disagreement shall continue. In so doing, the Escrow Agent shall not be liable for damages, losses, expenses or interest to any party hereto or any other person for its failure to comply with such conflicting or adverse demands. The Escrow Agent shall be entitled to continue to so refrain and refuse to so act until (a) the rights of the adverse claimants have been finally adjudicated in a court assuming and having jurisdiction and venue over the parties and/or the documents, instruments or funds involved herein or affected hereby or (b) the Escrow Agent shall have received an executed copy of a dispositive settlement agreement to which the parties hereto and all other adverse claimants, if any, are parties and signatories. The Escrow Agent may seek the advice of legal counsel in any dispute or question as to the construction of any of the provisions of this agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel. In making calculations of any amounts pursuant to this agreement, the

Escrow Agent shall be entitled to retain the services of such accountants as it reasonably deems appropriate.

         (b) If any controversy arises between one or more of the parties hereto, the Escrow Agent shall not be required to resolve such controversy and need not make any delivery of the Escrow Shares or any portion thereof but may deposit the same with a court of competent jurisdiction in New York, New York and, if it so commences and deposits the Escrow Shares, the Escrow Agent shall be relieved and discharged from any further duties and obligations under this agreement, or may retain the same without liability to anyone until the rights of the parties to the dispute shall have finally been determined by mutual agreement, or by final order, decree or judgment of a court of competent jurisdiction, and the time for appeal has expired without an appeal having been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

         5. Term. The term of this agreement shall commence on the date of this agreement and shall terminate on the date on which the all the Escrow Shares have been delivered in accordance with this agreement.

         6. Limitations Upon Liability of the Escrow Agent. The Escrow Agent has been induced to accept its duties under this agreement by the following terms and conditions:

         (a) Except for its own willful misconduct and, except with respect to claims based upon willful misconduct that are successfully asserted against the Escrow Agent, the Escrow Agent and its designees, partners, officers, directors, stockholders, employees and other agents and representatives and successors (collectively, the "Protected Parties") shall not be liable with respect to, and the Stockholders and the Investors jointly and severally shall indemnify the Protected Parties and hold them harmless from and against, any and all claims, liabilities, losses, damages, costs, reasonable attorneys' fees and other expenses arising out of or in connection with this agreement including but not limited to any such matter relating to the taking of any action in accordance with the terms and provisions of this agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this agreement), or for any act or omission of any other person engaged by the Escrow Agent in connection with this agreement; and each party hereto hereby waives any and all claims and actions whatsoever against the Protected Parties arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances. Furthermore, the Protected Parties shall not incur any liability (other than for a person's own acts or omissions breaching a duty owed to the claimant and amounting to gross negligence or willful misconduct) for other acts and omissions arising out of or related directly or indirectly to this agreement or the Escrow Shares; and each party hereto hereby expressly waives any and all claims and actions (other than those attributable to a person's own acts or omissions breaching a duty owed to the claimant and amounting to gross negligence or willful misconduct) against each of the Protected Parties arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances. The foregoing indemnities in this paragraph shall survive the resignation of the Escrow Agent or the termination of this agreement.

         (b) The Escrow Agent shall be entitled to rely upon any judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give any notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

         7. Fees and Expenses of Escrow Agent. The costs and expenses of the Escrow Agent shall be paid by the Company.

         8. Additional Matters Regarding the Escrow Agent. This agreement shall not in any way prohibit or in any way restrict the Escrow Agent's legal representation of the Company or any of the Stockholders, any and all of which may be advised by the Escrow Agent on any and all matters pertaining to this agreement. To the extent the Company and/or the Stockholders are or have been represented by the Escrow Agent, the Company and the Stockholders hereby irrevocably waive any conflict of interest and authorize and direct the Escrow Agent to carry out the terms and provisions of this agreement fairly as to all parties, without regard to any such representation and irrespective of the impact upon the Company and the Stockholders. The Escrow Agent's only duties are those expressly set forth in this agreement, and each party hereto hereby authorizes the Escrow Agent to perform those duties in accordance with its usual practices in holding assets of its own or those of other escrows. The Escrow Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this agreement and applicable law or perform any of its duties under this agreement by or through its partners, employees, attorneys, agents or designees.

         9. Successor Escrow Agent. The Escrow Agent (and any successor escrow agent) may, at any time, resign as such by (i) giving written notice to the Stockholders, the Investors and the Company and (ii) delivering the Escrow Shares to any successor escrow agent mutually designated in writing by the Stockholders and the Investors, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this agreement.

         10. Further Assurances. Each of the parties shall take such further acts and execute and deliver such statements, assignments, agreements, instruments and other documents as any other party from time to time reasonably may request to effectuate the terms and provisions of this agreement, including but not limited to such statements, assignments, agreements, instruments and other documents as the Escrow Agent from time to time reasonably may request in connection with the administration, maintenance, enforcement or adjudication of this agreement in order to (a) give that Escrow Agent confirmation and assurance of its rights, powers, privileges, remedies and interests under this agreement and applicable law, (b) better enable the Escrow Agent to exercise any such right, power, privilege or remedy, or (c) otherwise effectuate the purpose and the terms and provisions of this agreement, each in such form and substance as may be reasonably acceptable to the Escrow Agent.

         11.   Status of the Escrow Agent, Etc.

         (a) Unless otherwise agreed to by the parties in writing, (i) the duties and obligations of Escrow Agent shall be determined solely by the express provisions of this agreement and (ii) the Escrow Agent shall not be bound in any way by any agreement or contract among any of the parties, including the Share Transfer Agreement (whether or not the Escrow Agent has knowledge thereof).

         (b) The Escrow Agent is acting under this agreement as a stakeholder only and shall be considered an independent contractor with respect to each party hereto. The relationship of the parties with the Escrow Agent for this purpose shall be governed solely by the terms hereof and no term or provision of this agreement is intended to create, nor shall any such term or provision be deemed to have created, any principal-agent, trust, joint venture, partnership, debtor-creditor or attorney-client relationship between or among the Escrow Agent and any of the parties hereto.

         (c) The obligations of the Escrow Agent under this agreement shall terminate at such time as the term of this agreement expires in accordance with the provisions of section 5 or in the event the Escrow Agent deposits the Escrow Shares (and any funds in connection therewith) with a court in accordance with section 5.

         12.   Miscellaneous.

         (a) Notices. All notices, instructions and other communications in connection with this agreement shall be in writing and shall be given by (and effective when received by) (i) fax (with evidence of receipt) followed by letter or other delivery, (ii) personal delivery or (iii) by a nationally recognized overnight courier in each case to the parties at the address set forth below (or at such other address as a party may specify in a notice to the others):

         If to the Company:

               MedSource Technologies, Inc.
               Two Carlson Parkway
               Plymouth, Minnesota 55447
               Fax no.: 612-535-2049
               Attention: Chief Executive Officer

               and

               Kidd & Company, LLC
               Three Pickwick Plaza
               Greenwich, CT 06830
               Fax no.: 203-661-1839
               Attn:  Richard J. Effress

         With a copy to:

               Edward R. Mandell
               Parker Chapin Flattau & Klimpl, LLP
               1211 Avenue of the Americas
               New York, New York 10036-8735
               Fax no.: 212-704-6288

         If to an Investor or any Stockholder:

         To the address of such Investor or such Stockholder specified under the signature of such Investor or Stockholder at the end of this agreement.

         If to the Escrow Agent:

               Parker Chapin Flattau & Klimpl, LLP
               1211 Avenue of the Americas
               New York, New York 10036
               Fax no.: 212-704-6288
               Attention: Edward R. Mandell

         (b) No Waiver. No course of dealing and no delay on the part of any party hereto in exercising any right, power or remedy conferred by this agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies conferred by this agreement or shall preclude any other or further exercise thereof or the exercise of any other right, power and remedy.

         (c) Binding Effect. This agreement shall be binding upon and, except as otherwise provided herein, shall inure to the benefit of the respective parties and their permitted successors and assigns.

         (d) Assignability. The rights of each Investor under this agreement shall be assignable upon the express written direction of such Investor. Neither this Agreement nor any interest herein may be assigned by any Stockholder without the prior written consent of the Threshold Investors. Any purported assignment in violation of this section 11(d) shall be void ab initio.

         (e) Severability. Any provision of this agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

         (f) Modification. No term or provision of this agreement may be amended, altered, modified, rescinded or terminated, except upon the express written consent of the party against whom the same is sought to be enforced.

         (g) Law Governing. This agreement shall be governed by and construed in accordance with the law of the state of New York applicable to agreements made and to be performed entirely in New York without regard to the conflicts of law principles thereof.

         (h) Jurisdiction and Venue. Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York in connection with any proceeding arising out of or relating to this agreement or the transactions contemplated hereby and waives any objection to venue in such courts; provided, however, that if such court lacks jurisdiction with respect to such proceeding, in which case, each of the parties hereto irrevocably consents to the jurisdiction of the courts of the state of New York in connection with such proceeding and waives any objection to venue in New York County, state of New York. Service of any summons, complaint, notice or other process relating to such Proceeding may be effected in the manner provided by section 12(a).

         (i) Headings. All headings and captions in this agreement are for purposes of reference only and shall not be construed to limit or affect the substance of this agreement.

         (j) Entire Agreement. This agreement contains, and is intended as, a complete statement of all the terms of the arrangements between the parties with respect to the matters provided for and supersedes any previous agreements and understandings between the parties with respect to those matters.

                                       MEDSOURCE TECHNOLOGIES, INC.

                                       By: /s/ RICHARD J. EFFRESS
                                           -------------------------------------
                                           Name:  Richard J. Effress
                                           Title:  Chairman

                                       /s/ WILLIAM J. KIDD
                                       -----------------------------------------
                                       William J. Kidd
                                       Address:  51 Clapboard Ridge Road
                                                 Greenwich, CT 06830
                                                 Fax No.: 203-625-2632



                                       /s/ CARLA G. KIDD
                                       -----------------------------------------
                                       Carla G. Kidd
                                       Address:  51 Clapboard Ridge Road
                                                 Greenwich, CT 06830
                                                 Fax No.: 203-625-2632


                                       /s/ EDWARD R. MANDELL
                                       -----------------------------------------
                                       Edward R. Mandell, as Trustee under
                                        the Catherine M. Kidd Trust
                                       Address: c/o Kidd & Company, LLC
                                                    Three Pickwick Plaza
                                                    Greenwich, Connecticut 06830
                                                    Fax no.: 203-661-1839

                                       /s/ EDWARD R. MANDELL
                                       -----------------------------------------
                                       Edward R. Mandell, as Trustee under
                                        the Cara E. Kidd Trust
                                       Address: c/o Kidd & Company, LLC
                                                    Three Pickwick Plaza
                                                    Greenwich, Connecticut 06830
                                                    Fax no.: 203-661-1839


                                       /s/ EDWARD R. MANDELL
                                       -----------------------------------------
                                       Edward R. Mandell, as Trustee under
                                        the Thomas C. Kidd Trust
                                       Address: c/o Kidd & Company, LLC
                                                    Three Pickwick Plaza
                                                    Greenwich, Connecticut 06830
                                                    Fax no.: 203-661-1839


                                       /s/ CLARICE E. WEBB
                                       -----------------------------------------
                                       Clarice E. Webb
                                       Address:  217 Bridge Street
                                                 Stamford, Connecticut 06905
                                                 Fax no.:


                                       /s/ JOHN P. NEAFSEY
                                       -----------------------------------------
                                       John P. Neafsey
                                       Address:  John P. Neafsey
                                                 13 Valley Road
                                                 Wilson Pt.
                                                 South Norwich, CT 06854
                                                 Fax no.: 203-831-8455

                                       /s/ RICHARD J. EFFRESS
                                       -----------------------------------------
                                       Richard J. Effress
                                       Address: c/o Kidd & Company, LLC
                                                    Three Pickwick Plaza
                                                    Greenwich, Connecticut 06830
                                                    Fax no.: 203-661-1839


                                       /s/ ANDREW D. LIPMAN
                                       -----------------------------------------
                                       Andrew D. Lipman
                                       Address: c/o Kidd & Company, LLC
                                                    Three Pickwick Plaza
                                                    Greenwich, Connecticut 06830
                                                    Fax no.: 203-661-1839


                                       /s/ ADAM D. LEHRHOFF
                                       -----------------------------------------
                                       Adam D. Lehrhoff
                                       Address: c/o Kidd & Company, LLC
                                                    Three Pickwick Plaza
                                                    Greenwich, Connecticut 06830
                                                    Fax no.: 203-661-1839

                                       /s/ JOHN C. HERTIG
                                       -----------------------------------------
                                       John C. Hertig
                                       Address:  124 Lamberts Lane

                                                 Cohasset, MA 02025
                                                 Fax No.: 781-682-0308


                                       /s/ WILLIAM ALTIERI
                                       -----------------------------------------
                                       William Altieri
                                       Address: c/o Thayer Advisory Group
                                                    115 Broad Street
                                                    Boston, Massachusetts 02110
                                                    Fax No.: 617-350-5595

                                       J. H. WHITNEY III, L.P.

                                       By: J. H. Whitney Equity Partners III,
                                           LLC, its General Partner

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:   A Managing Member
                                       Address: 177 Broad Street
                                                Stamford, Connecticut 06901
                                                Attention: Mr. Michael R. Stone
                                                           Mr. Daniel J. O'Brien
                                                Fax no.: (203) 973-1422


                                       With a copy to

                                       Morrison Cohen Singer & Weinstein, LLP
                                       750 Lexington Avenue
                                       New York, New York 10022
                                       Attention: David A. Scherl, Esq.
                                       Fax no.: 212-735-8708

                                       WHITNEY STRATEGIC PARTNERS III,L.P.

                                       By: J. H. Whitney Equity Partners III,
                                           LLC

                                       By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:   A Managing Member
                                       Address: 177 Broad Street
                                                Stamford, Connecticut 06901
                                                Attention: Mr. Michael R. Stone
                                                           Mr. Daniel J. O'Brien
                                                Fax no.: (203) 973-1422


                                       With a copy to

                                       Morrison Cohen Singer & Weinstein, LLP
                                       750 Lexington Avenue
                                       New York, New York 10022
                                       Attention: David A. Scherl, Esq.
                                       Fax no.: 212-735-8708

                                       PARKER CHAPIN FLATTAU & KLIMPL, LLP

                                       By: /s/ TIMOTHY I. KAHLER
                                           -------------------------------------
                                           Timothy I. Kahler,
                                               a Partner

                                                                      SCHEDULE A
                                                       To Share Escrow Agreement


                     List of Stockholders and Escrow Shares

Name of Stockholder                 Number of Escrow Shares           Percentage
-------------------                 -----------------------           ----------

William J. Kidd                           30,380                        20.253%
Carla G. Kidd                             30,380                        20.252%
Edward R. Mandell, as Trustee under
 the Catherine M. Kidd Trust              10,126                         6.751%
Edward R. Mandell, as Trustee under
 the Cara E. Kidd Trust                   10,126                         6.751%
Edward R. Mandell, as Trustee under
 the Thomas C. Kidd Trust                 10,126                         6.751%
Clarice Webb                               1,350                         0.900%
John P. Neafsey                            1,350                         0.900%
Richard J. Effress                        16,877                        11.252%
Andrew D. Lipman                          16,877                        11.252%
Adam D. Lehrhoff                           7,425                         4.950%
John C. Hertig                            12,000                         8.000%
William Altieri                            2,983                         1.988%
                                          ------                       --------

         Total Escrow Shares             150,000                       100.000%
                                         =======                       ========

                                                                      SCHEDULE B
                                                       To Share Escrow Agreement

            List of Investors and Shares of Series B Preferred Stock

Name of Stockholder           Number of Shares     Purchase Price     Percentage
-------------------           ----------------     --------------     ----------

J. H. Whitney III L.P.            292,941.18          21,481,376         97.64%
Whitney Strategic
 Partners III, L.P.                 7,058.82             518,624          2.36
                              --------------       -------------

         Total                    300,000          $  22,000,000        100.00%